                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 5, 1998

                             EARTHLINK NETWORK, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                    000-20799                    58-2389244
------------------------    ------------------------     ---------------------
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                          Identification No.)

                  3100 New York Dr. Pasadena, California 91107
            --------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: 626-296-2400

Item 5. Other Events.

     On February 10, 1998, EarthLink Network, Inc. (the "Company") established a broad strategic relationship (the "Strategic Alliance") with Sprint Corporation ("Sprint") in the area of consumer Internet access and related services, pursuant to certain related agreements and documents, as previously reported in the Current Report on Form 8-K filed by the Company on February 17, 1998 and amended on August 13, 1998.

     On June 5, 1998, Sprint consummated a tender offer for 2.5 million shares of the Company's Common Stock at a price per share of $22.50 net in cash to each seller (the "Offer"). Immediately following the closing of the Offer, Sprint received approximately 4.1 million shares of the Company's Series A Convertible Preferred Stock, par value $0.01 per share, in exchange for (i) transfer to the Company of Sprint's approximately 130,000 Sprint Internet Passport subscribers, (ii) aggregate cash consideration of approximately $24 million and (iii) the exclusive right to use certain ports within Sprint's high-speed data network for four years. EarthLink and Sprint also entered into a Marketing and Distribution Agreement which includes a commitment by Sprint to deliver a minimum of 150,000 new subscribers per year for five years through its own channels, EarthLink's right to be Sprint's exclusive provider of consumer Internet access services for at least ten years and the right to use Sprint's brand and distribution network for at least ten years. Sprint has also provided EarthLink with a credit facility of up to $25 million (increasing to $100 million over three years) in the form of convertible senior debt (collectively, the "Sprint Transaction"). Immediately following consummation of the Sprint Transaction and the Company's recently completed secondary public stock offering, Sprint owned Common Stock and Series A Convertible Preferred Stock constituting approximately 27% of the Company's capital stock on a fully diluted basis (assuming acceleration of certain dividend rights and the exercise by Sprint of certain preemptive rights) and approximately 9% of the Company's voting stock.

     In connection with the Sprint Transaction, a newly-formed subsidiary of the Company was merged with and into the former EarthLink Network, Inc. (the "Merger"), pursuant to which (i) the former EarthLink became a wholly-owned subsidiary of the Company and (ii) each outstanding share of former EarthLink common stock was converted into one share of common stock of the Company. EarthLink Operations, Inc. ("EarthLink Operations"), the corporation surviving the Merger, is now a wholly-owned subsidiary of the Company.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1998 is filed herewith in connection with the joint proxy statement/prospectus expected to be filed by the Company and MindSpring Enterprises, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                         PRO FORMA FINANCIAL INFORMATION
     The following unaudited pro forma condensed combined financial statement gives effect to the acquisition by the Company of the Sprint Internet Passport business ("SIP") of Sprint in a transaction accounted for as a purchase. The unaudited pro forma statement of operations is based on the statement of operations of the Company and the historical results of SIP from January 1, 1998 through June 5, 1998 (the date of acquisition) and combine the results of operations of the Company and of SIP for the year ended December 31, 1998 as if the acquisition occurred on January 1, 1998. These unaudited pro forma financial statements should be read in conjunction with the historical statement of revenues and direct expenses and notes thereto of SIP, included in this report, and the historical financial statements and notes thereto of the Company. The historical statement of revenues and direct expenses of SIP are not necessarily indicative of the financial condition or results of operations of such operations on a prospective basis because of the omission of various operating expenses from such presentation and the change in the nature and scope of such business as it will be operated by the Company.

     The purchase price paid by the Company consisted of approximately 4.1 million shares of Series A Convertible Preferred Stock, which has been valued at $135,000,000. In exchange for the Series A Convertible Preferred Stock, the Company obtained SIP's customer base of approximately 130,000 members, cash of $23,750,000 and access to Sprint's high-speed data network. Sprint has further provided the Company access to $25 million (increasing to $100 million over a three year period) in convertible debt financing, and has entered into a Marketing and Distribution Agreement with the Company. The Company acquired no other assets of SIP or Sprint. Accordingly, the purchase price was allocated to the cash and intangible assets acquired. The excess of the purchase price over the fair value of the assets acquired was allocated to goodwill. The acquisition was accounted for using the purchase method.

    Sprint began offering Internet access in the fourth quarter of 1996 and reported this operation within its Emerging Businesses Segment (the "Group"). Sprint maintained the financial information relative to the Internet subscribers in the financial statements for the Group. Sprint maintained revenue and direct operating expense information separately within the Group. Direct operating expenses include cost of services and products, selling, general and administrative expense, and depreciation expense. Sprint, however, did not separately maintain and account for other costs and expenses to operate this business. The Company is unable to determine or estimate these costs on a historical and pro forma basis. In addition, Sprint did not separately maintain and account for all assets used in the individual business. Such assets, primarily network related, are recorded in the other businesses of Sprint and used by the other divisions of Sprint in addition to the Group.

                             EARTHLINK NETWORK, INC.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                   (UNAUDITED)


                                                                                   SPRINT
                                                                   EARTHLINK      INTERNET
                                                                 NETWORK, INC.    PASSPORT         PRO FORMA      PRO FORMA
                                                                  HISTORICAL     HISTORICAL(a)     ADJUSTMENTS     COMBINED
                                                                 -------------   ----------        ------------   ---------
                                                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)

Total revenues                                                    $  175,941     $  11,122                        $  187,063

Operating costs and expenses:
  Cost of revenues                                                    70,467        17,881                            88,348
  Selling, general and administrative and member support             112,570         3,423                           115,993
  Depreciation                                                        12,508         3,655            (3,655)(b)      12,508
  Amortization and transaction expenses                               42,635                          28,058 (c)      70,693
                                                                   ----------     ---------         ---------      ----------
    Total operating costs and expenses                               238,180        24,959            24,403         287,542
                                                                   ----------     ---------         ---------      ----------
Loss from operations                                                 (62,239)      (13,837)          (24,403)       (100,479)
Interest income, net                                                   2,457                                           2,457
                                                                   ----------     ---------         ---------      ----------
    Net loss                                                         (59,782)      (13,837)          (24,403)        (98,022)
Deductions for accretion dividends                                    (7,601)                         (5,525)(d)     (13,126)
                                                                   ----------     ---------         ---------      ----------
    Net loss attributable to common stockholders                  $  (67,383)    $ (13,837)        $ (29,928)     $ (111,148)
                                                                   ----------     ---------         ---------      ----------
                                                                   ----------     ---------         ---------      ----------

  Basic and diluted net loss per share                            $    (2.58)                                     $    (4.25)
                                                                   ----------                                      ----------
                                                                   ----------                                      ----------

  Weighted average shares outstanding                                 26,157                                          26,157(e)
                                                                   ----------                                      ----------
                                                                   ----------                                      ----------


                             EARTHLINK NETWORK, INC.

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                   (UNAUDITED)

               NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS

    Pro Forma adjustments are as follows:

a. The historical SIP revenues and expenses include results from January 1, 1998 through June 5, 1998 (the date of acquisition).

b. The Company acquired no depreciable assets of SIP. This adjustment eliminates the depreciation expense recorded by SIP.

c. This entry reflects the amortization of intangible assets as follows: customer base amortized over 18 months, the Marketing and Distribution Agreement amortized over five and ten years, which are the lives of the portion of the contract related to Sprint's provision of customers and the overall contract period relative to the co-branding feature, respectively, and the excess of purchase price over net assets acquired amortized over 18 months. Additional costs to provide service to the acquired members are not considered to be material.


d. This adjustment reflects the Liquidation Dividends based upon a 3% Liquidation Value accretion dividend and the accretion of a dividend related to the beneficial conversion feature in accordance with EITF Topic No. D-60 based upon the rate at which the preferred stock becomes convertible.

e. Pro forma share data are based on the number of shares of the Company's Common Stock and common equivalent shares that would have been outstanding had SIP been acquired on January 1, 1998, but excludes any shares purchased by Sprint in the Offer. The Company's common stock equivalents have been excluded from the calculation as their effect is antidilutive.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Sprint Corporation

    We have audited the accompanying statement of revenues and direct expenses of the Consumer Internet Access Services of Sprint Corporation (the "Company") for the year ended December 31, 1997. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the revenues and direct expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and direct expenses was prepared for inclusion in the Registration Statement on Form S-1 of EarthLink Network, Inc. for purposes of complying with the rules and regulations of the Securities and Exchange Commission in lieu of the full financial statements required by Rule 3-05 for the transaction between EarthLink Network, Inc. and Sprint Corporation. The statement is not intended to be a complete presentation of the Consumer Internet Access Services of Sprint Corporation revenues and expenses.

    In our opinion, the statement of revenues and direct expenses referred to above presents fairly, in all material respects, the revenues and direct expenses described in the note to the statement of revenues and direct expenses for the Consumer Internet Access Services of Sprint Corporation for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                        Ernst & Young LLP

Kansas City, Missouri

March 6, 1998

            CONSUMER INTERNET ACCESS SERVICES OF SPRINT CORPORATION

                   STATEMENTS OF REVENUES AND DIRECT EXPENSES



                                                                          YEAR ENDED        THREE MONTHS ENDED
                                                                        DECEMBER 31, 1997       MARCH 31, 1998
                                                                       ------------------   ------------------
                                                                                                 (UNAUDITED)

                                                                                      (IN THOUSANDS)

Net operating revenues................................................        $  14,489              $  6,259

Direct expenses:
  Cost of services....................................................           51,313                 9,813
  Selling, general and administrative.................................           13,099                 2,155
  Depreciation........................................................            6,070                 2,146
  Other...............................................................            3,404                   198
                                                                               --------               --------
Total direct expenses.................................................           73,886                14,312
                                                                               --------               --------
Direct expenses in excess of revenues.................................        $ (59,397)             $ (8,053)
                                                                               ---------              --------
                                                                               ---------              --------



SEE ACCOMPANYING NOTE.

             CONSUMER INTERNET ACCESS SERVICES OF SPRINT CORPORATION

               NOTE TO STATEMENTS OF REVENUES AND DIRECT EXPENSES

                          YEAR ENDED DECEMBER 31, 1997
        (UNAUDITED WITH RESPECT TO THE THREE MONTHS ENDED MARCH 31, 1998)

SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

BASIS OF PRESENTATION

    The statements of revenues and direct expenses represent the activities related to the Consumer Internet Access Services of Sprint Corporation and have been prepared in connection with the transaction between EarthLink Network, Inc. and Sprint Corporation. The statements of revenues and direct expenses are not intended to be a complete presentation of the revenues and expenses of the Consumer Internet Access Services of Sprint Corporation because corporate allocated expenses have not been included. Direct expenses are defined as those costs which were incurred as a direct result of providing Consumer Internet Access Services and which will no longer be incurred by Sprint Corporation subsequent to consummation of the transaction with EarthLink Network, Inc.

    Sprint Corporation began offering Internet access in the fourth quarter of 1996 and any revenues generated and direct operating expenses incurred from inception through December 31, 1996, were nominal. Sprint Corporation reports this operation within its "Emerging Businesses Segment" (the "Group") and maintains the financial information relative to the Internet subscribers in the Group. Revenues and direct operating expense information are separately maintained for the Consumer Internet Access Services within the Group. Sprint Corporation does not, however, separately maintain and account for other costs and expenses to operate this business and is unable to determine or reasonably estimate these costs on a historical basis. In addition, Sprint Corporation does not separately maintain and account for all assets used in the consumer Internet access services business. Such assets, primarily network related, are recorded in the other businesses of Sprint Corporation and used by the other divisions of Sprint Corporation, including the Group. Accordingly, financial statements for 1996 and full financial statements required by Rule 3-05 of Regulation S-X have not been presented.

    The statements of revenues and direct expenses are not indicative of the financial condition or results of operations of this business going forward because of the change in the business and the omission of various operating expenses.

UNAUDITED FINANCIAL INFORMATION

    The statement of revenues and direct expenses for the three months ended March 31, 1998 is unaudited. Sprint Corporation believes that such information includes all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the revenues and direct expenses related to the Consumer Internet Access Services of Sprint Corporation.

REVENUE RECOGNITION

    Operating revenues are recognized as services are rendered to customers and are recorded net of an estimate for uncollectible accounts. The provision for doubtful accounts for the year ended December 31, 1997 and the three months ended March 31, 1998 was $723,000 and $471,000 (unaudited), respectively.

DEPRECIATION

    The cost of property, plant and equipment is depreciated on a straight-line basis over estimated economic useful lives.

USE OF ESTIMATES

    The statements of revenues and direct expenses are prepared in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the financial statement. Actual results could differ from those estimates.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of EarthLink Network, Inc.

We have audited the accompanying statement of assets acquired and liabilities assumed of the Sprint Internet Passport Business acquired by EarthLink Network, Inc. as of June 5, 1998. This statement of assets acquired and liabilities assumed is the responsibility of the Company's management; our responsibility is to express an opinion on the statement of assets acquired and liabilities assumed based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets acquired and liabilities assumed is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets acquired and liabilities assumed. An audit also includes, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets acquired and liabilities assumed. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of assets acquired and liabilities assumed was prepared for inclusion in the Registration Statement on Form S-1 of EarthLink Network, Inc. for purposes of complying with the rules and regulations of the Securities and Exchange Commission in lieu of the full financial statements required by Rule 3-05 of Regulation S-X for the transaction between EarthLink Network, Inc. and Sprint Corporation.

In our opinion, the accompanying statement of assets acquired and liabilities assumed presents fairly, in all material respects, the assets acquired and liabilities assumed as described in the note to the statement of assets acquired and liabilities assumed of the Sprint Internet Passport Business by EarthLink Network, Inc. as of June 5, 1998, in conformity with generally accepted accounting principles.

PRICE WATERHOUSE LLP

Costa Mesa, California
June 16, 1998

                             EARTHLINK NETWORK, INC.

              STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
                    OF THE SPRINT INTERNET PASSPORT BUSINESS


                                                                                                      JUNE 5, 1998
                                                                                                      --------------
                                                                                                      (IN THOUSANDS)

Current assets:
  Cash.............................................................................................   $   23,750
                                                                                                       ----------
    Total current assets...........................................................................       23,750

Intangible assets..................................................................................      119,718
                                                                                                       ----------
                                                                                                         143,468
                                                                                                       ----------
                                                                                                       ----------
Current liabilities:
  Other accounts payable and accrued liabilities...................................................       (8,468)
                                                                                                       ----------
    Total current liabilities......................................................................       (8,468)
                                                                                                       ----------
Net assets acquired................................................................................   $  135,000
                                                                                                       ----------
                                                                                                       ----------



                See accompany note to this financial statement.

                             EARTHLINK NETWORK, INC.

          NOTE TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
                    OF THE SPRINT INTERNET PASSPORT BUSINESS

                                  JUNE 5, 1998

SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

BASIS OF PRESENTATION

    The statement of assets acquired and liabilities assumed represents the acquisition by EarthLink Network, Inc. (the "Company") of the Sprint Internet Passport business ("SIP") of Sprint Corporation ("Sprint") in a transaction accounted for as a purchase. The purchase price paid by the Company consisted of approximately 4.1 million shares of Series A Convertible Preferred Stock, which has been valued at $135,000,000. In exchange for the Series A Convertible Preferred Stock, the Company obtained SIP's customer base, cash and access to Sprint's high-speed data network. Sprint has further provided the Company access to up to $100 million in convertible debt financing, and has entered into a Marketing and Distribution Agreement with the Company.

    Sprint Corporation began offering Internet access in the fourth quarter of 1996. Sprint reports this operation within its "Emerging Businesses Segment" (the "Group") and maintains the financial information relative to the Internet subscribers in the Group. Revenues and direct operating expense information are separately maintained for the Sprint Internet Passport business within the Group. Sprint Corporation does not, however, separately maintain and account for other costs and expenses to operate this business and is unable to determine or reasonably estimate these costs on a historical basis. In addition, Sprint Corporation does not separately maintain and account for all assets used in the Sprint Internet Passport business. Such assets, primarily network related, are recorded in the other businesses of Sprint Corporation and used by the other divisions of Sprint Corporation, including the Group. Accordingly, the Company has included this statement of assets acquired and liabilities assumed in order to comply with Rule 3-05 of Regulation S-X.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

    The preparation of the statement of assets acquired and liabilities assumed in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement. Actual results could differ from those estimates.

PURCHASE PRICE ALLOCATION

    The purchase price was allocated to the fair value of assets acquired, consisting of cash and intangible assets related to a customer base, Sprint's provision of additional customers and the co-branding feature of the Marketing and Distribution Agreement and the excess of consideration over the fair value of net assets acquired.

INTANGIBLE ASSETS

    The intangible assets are amortized on a straight-line basis over the estimated useful lives as follows: customer base amortized over 18 months, the Marketing and Distribution Agreement amortized over 5 and 10 years, which are the life of the portion of the contract related to Sprint's provision of additional customers and the overall contract life relative to the co-branding feature, respectively, and the excess of consideration over the fair value of net assets acquired over 18 months. The Company regularly reviews the recoverability of intangible assets based on estimated undiscounted future cash flows from operating activities compared with the carrying values of the intangible assets.

                             EARTHLINK NETWORK, INC.

          NOTE TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
              OF THE SPRINT INTERNET PASSPORT BUSINESS (CONTINUED)

                                  JUNE 5, 1998

OTHER ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

    The liabilities consist of accrued expenses for incremental acquisition costs directly attributable to the acquisition, primarily investment banking, legal and accounting professional fees.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EARTHLINK NETWORK, INC.

Date:  October 12, 1999        By: /s/ Grayson L. Hoberg
                                   ------------------------------------------
                                   Grayson L. Hoberg, Chief Financial Officer